UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2007
W. P. Carey & Co. LLC
(Exact name of registrant as specified in its charter)

Delaware	001-13779	13-3912578
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Rockefeller Plaza New York, New York		10020
(Address of principal executive offices)		(Zip code)
(212) 492-1100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.
ITEM 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-99.1: SUPPLEMENTAL DISCLOSURE REPORT

ITEM 7.01 Regulation FD Disclosure.
On February 26, 2007, the registrant made available supplemental information (the “Supplemental Disclosure Report”) concerning its operations and portfolio as of December 31, 2006. A copy of this supplemental information is attached as Exhibit 99.1.
The information furnished pursuant to this “Item 7.01 Regulation FD Disclosure,” including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, regardless of any general incorporation language in such filing.
ITEM 9.01 Financial Statements and Exhibits.
Exhibit 99.1 Supplemental Disclosure Report of the registrant for the quarter ended December 31, 2006.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

W. P. Carey & Co. LLC
Date: February 26, 2007	By:	/s/ Mark J. DeCesaris
Mark J. DeCesaris
Managing Director and acting Chief Financial Officer